Exhibit 99.1

Eyegate Pharmaceuticals, Inc. Providing innovative products that enhance drug efficacy and patient compliance to improve vision Corporate Presentation

Forward Looking Statements Some of the matters discussed in this presentation contain forward-looking statements that involve significant risks and uncertainties, including statements relating to the prospects for the Company’s lead product EGP-437, for the timing and outcome of the Company’s clinical trials, the potential approval to market EGP-437, and the Company’s capital needs. Actual events could differ materially from those projected in this presentation and the Company cautions investors not to rely on the forward-looking statements contained in, or made in connection with, the presentation. Among other things, the Company’s clinical trials may be delayed or may eventually be unsuccessful. The Company may consume more cash than it currently anticipates and faster than projected. Competitive products may reduce or eliminate the commercial opportunities of the Company’s product candidates. If the FDA or foreign regulatory agencies determine that the Company’s product candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will not be able to market them. Operating expense and cash flow projections involve a high degree of uncertainty, including variances in future spending rate due to changes in corporate priorities, the timing and outcomes of clinical trials, regulatory and developments and the impact on expenditures and available capital from licensing and strategic collaboration opportunities. If the Company is unable to raise additional capital when required or on acceptable terms, it may have to significantly alter, delay, scale back or discontinue operations. Additional risks and uncertainties relating to the Company and its business can be found in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the SEC on March 30, 2016. The Company undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations, except as required by applicable law.

Eyegate Pharmaceuticals, Inc.

Providing innovative products that enhance drug efficacy and patient compliance to improve vision

Corporate Presentation

Forward Looking Statements

Some of the matters discussed in this presentation contain forward-looking statements that involve significant risks and uncertainties, including statements relating to the prospects for the Company's lead product EGP-437, for the timing and outcome of the Company's clinical trials, the potential approval to market EGP-437, and the Company's capital needs. Actual events could differ materially from those projected in this presentation and the Company cautions investors not to rely on the forward-looking statements contained in, or made in connection with, the presentation.

Among other things, the Company's clinical trials may be delayed or may eventually be unsuccessful. The Company may consume more cash than it currently anticipates and faster than projected. Competitive products may reduce or eliminate the commercial opportunities of the Company's product candidates. If the FDA or foreign regulatory agencies determine that the Company's product candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will not be able to market them. Operating expense and cash flow projections involve a high degree of uncertainty, including variances in future spending rate due to changes in corporate priorities, the timing and outcomes of clinical trials, regulatory and developments and the impact on expenditures and available capital from licensing and strategic collaboration opportunities. If the Company is unable to raise additional capital when required or on acceptable terms, it may have to significantly alter, delay, scale back or discontinue operations.

Additional risks and uncertainties relating to the Company and its business can be found in the "Risk Factors" section of the Company's Annual Report on Form 10-K filed with the SEC on March 30, 2016. The Company undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in the Company's expectations, except as required by applicable law.

Company Overview

- **Ophthalmology company (NASDAQ: EYEG)**
- **Two unique and proprietary platforms:**
  - EyeGate® II Delivery System (EGDS): iontophoretic delivery
  - CMHA-S platform: cross-linked thiolated hyaluronic acid
- **EGP-437/EGDS: NDA submission mid-2017**
  - Anterior Uveitis: Ongoing Phase 3 confirmatory trial
    - Licensed to Valeant Pharmaceuticals (Bausch + Lomb)
  - Cataract Surgery: Encouraging interim data from Ph 1b/2a trial
  - Macular Edema: Non-invasive delivery to retina confirmed with interim data
- **JDE-003: eye drop formulation of CMHA-S (0.75% concentration)**
  - Pre-Submission meeting with FDA planned Q3/Q4 2016, in clinic by year-end
  - Huge opportunity addressing large unmet medical need in corneal wound healing

Clinical Pipeline & NewsFlow

Program	Indication	Current Status	NewsFlow
EGP-437 Iontophoresis	Anterior Uveitis	• Enrolling confirmatory Phase 3 pivotal trial	• Q4 2016: Enrollment completed • Q1 2017: Top-line data • Mid-2017: NDA filing
	Cataract Surgery	• Enrolling Phase 1b/2a POC trial	• Q3 2016: Top-line data • Q3 2016: Initiate follow-on POC trial • Q4 2016: Top-line data from follow-on POC trial • Q4 2016 (year-end): Initiate controlled, randomized trial
	Macular Edema	• Enrolling 2nd leg of Phase 1b/2a POC trial	• Q3 2016: Top-line data • Q4 2016 (year-end): Initiate controlled, randomized trial
JDE-003 CMHA-S	Eye Drop Wound Healing	• Filing Pre-Submission Document with FDA • Anticipate FDA Meeting Sept/Oct 2016	• Q3/Q4 2016: Formal FDA meeting - confirm clinical path • Q4 2016: Pilot trial(s) initiated • Q4 2016 (year-end): Top-line data • Q1 2017: Initiate pivotal trial

Ophthalmic Delivery Challenges

Anterior Segment : Eye Drops



- Protective layer and biological functions limit penetration of drug into tissues
- Short residency time: frequent instillations required
- Extreme burden on patient: non-compliance
- Sight-threatening complications

Posterior Segment: Intravitreal Injections



- Potential for collateral damage
- Injections every 4 to 6 weeks
- Must be done by experienced ophthalmologist
- Companion required
- Sight-threatening complications

Two Unique Ophthalmic Platforms



Iontophoresis



CMHA-S

Iontophoresis Platform: A Non-Invasive Method
of Propelling Charged Active Compounds Into Ocular Tissues

- Small electrical current (constant); current has same charge as active substance (drug)
- Electrode creates repulsive electromotive forces (like charges repel)
- Drug migrates toward return electrode, mobility a function of molecular weight and charge
- Drug dose controlled by 2 variables: Current (mA) x Application time (minutes)
- Software-regulated current and duration ensures proper dosing of compatible compounds
- Easy to use: ophthalmologist or optometrist in <5 minutes
- More than 2,000 treatments performed in clinic


Drug
Product
Eye
Forehead
Current Pathway


EyeGate Applicator

EGP-437: A Potent Anti-inflammatory Agent
(corticosteroid - dexamethasone phosphate)

Uveitis Overview

- Inflammation of uvea tract
- Estimated 18% experience transient or permanent loss of vision annually.
- Incidence in U.S. from approximately 26.6 – 102 per 100,000 annually
- Severity determined by number of white blood cells in the anterior chamber of the eye (Slit-lamp is used)
- Subjects required minimum 11 cells to be randomized to study (moderate to severe)



Uvea
Choroid
Ciliary Body
Iris
Optic Nerve
Vitreous
Lens
Pupil
Cornea
Retina
Sclera





Non-compliance leads to sight-threatening complications

EGP-437: A Highly Differentiated Product

Dramatically Reduces Patient Burden from 154 to 2 or 3 Treatments

Standard of care: corticosteroid eye drops

- First pivotal Phase 3 trial: 2 EyeGate treatments vs 154 eye drop treatments



2 to 3 treatments

vs.


Week 1
Week 2
Week 3
Week 4

154 treatments

Initial Phase 3 Non-Inferiority Anterior Uveitis Trial
Trial Design and High-Level Results

EyeGate pharma

Trial Design

- 35 sites: all in U.S.
- 193 Subjects randomized 2 arms - 1:1
  - 2 EGP-437 iontophoresis treatments + placebo eye drops (N = 96)
  - 2 placebo iontophoresis treatments + Pred Acet eye drops (N = 97)


1st Treatment
2nd Treatment
Iontophoresis w/ EGP-437 or w/Placebo
Primary endpoint proportion of patients w/ ACC count = 0
154 Placebo eye drop installations
follow-up period
154 Pred Acet eye drop installations
follow-up period
Visit 1
Visit 2
Visit 3
Visit 4
Visit 5
Day 0
Day 7
Day 14
Day 28
Day 56

High-Level Results

- Successfully demonstrated same response rate when comparing EGP-437 to standard of care (prednisolone acetate 1%)
- Lower incidence of increased intraocular pressure (IOP) with EGP-437 treatment

Similar Outcome to Standard-of-Care

EyeGate pharma

Percent of subjects[1] that achieved primary endpoint[2] (PEP)

Grade	Cells
0	< 1
0.5	1 to 5
1.0	6 to 15
2.0	16 to 25
3.0	26 to 50
4.0	> 50



Ratio that Achieved PEP per Arm
Percent that Achieved PEP
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
43.2%
41.4%
25.0%
20.5%
EGP
PA
SUN 1 & 2:
11 to 25 cells
SUN 3 & 4:
> 26 cells

1. ITT = Intent to Treat
2. Primary End Point (PEP): Total cell clearing at Day 14

Safety: Intraocular Pressure

EGP-437: Subjects with IOP Increase


96 Total Subjects
14 subjects (15%)
17 Incidents

Pred Acetate: Subjects with IOP Increase


97 Total Subjects
24 subjects (25%)
41 Incidents

- Each subject had four IOP measurements (Day 7, 14, 28, and 56) compared to baseline (Day 0)
- Significantly less subjects with incidents in the EGP-437 arm
- 2.4X the number of incidents in the standard-of-care control arm

Anterior Uveitis:
Confirmatory Pivotal Phase 3 Trial Design

EyeGate pharma

	First Phase 3	Confirmatory Trial
Number of Subjects	193	250
Number of Treatments	2 (Day 0 and Day 7)	3 (Day 0, Day 4 and Day 9)
Randomization	1:1	1:1 and SUN scale severity
Primary Endpoint	ACC Count = 0 at Day 14	



Iontophoresis
w/ EGP-437
or
w/Placebo
1st Treatment
2nd Treatment
3rd Treatment
154 Placebo eye drop installations
follow-up period
154 Pred Acet eye drop installations
follow-up period
Visit 1
Visit 2
Visit 3
Visit 4
Visit 5
Visit 6
Day 0
Day 4
Day 9
Day 14
Day 28
Day 56
Primary endpoint
proportion of patients
w/ ACC count = 0

- **Control arm:** Same dose and frequency
- **Active arm:** additional iontophoretic treatment prior to Primary Endpoint visit
  - Same iontophoretic dosage: 1.5mA by 2.7 minutes

post-Cataract Surgery Inflammation
Encouraging Interim Data

EyeGate pharma

Cataract surgery with the implantation of an intraocular lens (IOL)

- 28 day, open-label design, without control (Ph 1b/2a): Up to 50 eyes of 50 patients
- 5 cohorts: 3 different doses with 2 regimens for the 2 highest doses
- Primary outcome: Proportion of subjects with anterior chamber cell (ACC) count of zero at Day 14

Results

- Positive response observed in the majority of the patients
- Some patients in 9.0 and 14.0 mA-min cohorts presenting with ACC of zero at day 14
- Others presenting with trace ACC levels
- Additionally, all subjects experienced low pain throughout the duration of the trial
- Anticipate completing enrollment mid-June, top-line data July/Aug
- Objective is to initiate controlled trial by year-end

Macular Edema

EyeGate pharma

- Abnormal thickening of macula associated with accumulation of excess fluid in extracellular space of neurosensory retina
- Considered leading cause of central vision loss in developed world

Trial Design

- Phase 1b / 2a clinical trial: First Leg
- Up to 20 patients with macular edema associated with Retinal Vein Occlusion, Diabetic Retinopathy or Post-Surgical (Cystoid) macular edema
- 3 treatments at 14.0 mA-min (3.5 mA) on Day 0, Day 4, and Day 9
- Primary outcome: reduction in mean thickness on Day 4, Day 9, Day 14
- Control: Ozurdex® to subjects with no improvement at Day 14 and re-evaluated at Day 21
- **First Leg Completed**

Macular Edema Results

Confirms non-Invasive Delivery to Retina

- **Proof of concept trial confirms that iontophoresis can non-invasively deliver efficacious quantities of drug to back of eye**

	Number	DME	RVO	CME
Phakic	9	6	3	
Pseudophakic	9	4	3	2

- **Efficacy:** one-third of subjects responded
  - Positive response from all subtypes (DME, RVO and CME)
- **Excellent Safety:** no increase in IOP
- **Second leg:** additional 15 subjects
  - Modify dosing regimen
- **Medical Need:** steroid interrogation, reduce anti-VEGF injections


PSEUDOPHAKIC DME
758
September 14
392
September 16
249
September 22
273
September 28


PSEUDOPHAKIC CME
500
September 9
325
September 14
304
September 18
298
September 21


PSEUDOPHAKIC BRVO
502
July 20
413
July 24
358
July 29
368
August 04

Licensing Agreement

EG® II Delivery System + EGP-437

EyeGate pharma

- **Valeant Pharmaceuticals – Bausch + Lomb (NYSE/TSX: VRX)**
  - Exclusive license to manufacture, sell, distribute and commercialize throughout the world for use in field of uveitis
    - Upfront cash payment and milestone payments
    - Royalties based on net sales: high single digits
  - EyeGate responsible for completion of the development of anterior uveitis indication in U.S.
  - Valeant responsible for development outside U.S.
  - Valeant has right of last refusal for product outside field of uveitis
    - Must negotiate for access to additional indications
- **EyeGate is developing EGP-437 for additional indications**
  - Macular Edema
  - Post Cataract Surgery Inflammation

Evolution of a Platform
At Home Version

EyeGate pharma

- **Objective:** *In Vivo* (rabbits) proof-of-concept data expected 2H 2016
- **Stage 1: Screening**
  - The effect of specific parameters determined
    - polymer charge and composition
    - polymer drug loading and drug release
- **Stage 2: Testing *In Vivo* - on the Eye**
  - Demonstrate results of a loaded lens design vs the current applicator
  - Will include data on the response of the animals as well as tissue concentration data


Scleral Lens
Liquid reservoir
Optic zone
Transitional zone
CORNEA
SCLERA
Haptic zone


Conductive Haptic
Conducting Polymer
Visual center

Two Unique Ophthalmic Platforms



Iontophoresis



CMHA-S

Proprietary CMHA-S Platform

Cross-linked thiolated hyaluronic acid (CMHA-S)

- Natural polymer of disaccharide units (hyaluronic acid)
  - Prevalent throughout the body and roles include:
    - Water homeostasis
    - Joint lubrication
    - ECM stabilization
    - Influences morphogenesis, development, healing, inflammation
- Crosslinked to form hydrogels (tight or loose)
  - Disulfide crosslinking
  - Crosslinked with poly(ethylene glycol) derivative (thiol-reactive): PEG-diacrylate
- Materials can range from simple to complex
  - One-, two-, or multi-component (adding in proteins, growth factors, drugs)
  - Tailorable properties for various applications



Hyaluronic acid



Cross-linked thiolated hyaluronic acid (CMHA-S)

Advantages of Crosslinked Gels

EyeGate pharma

Crosslinking HA creates a 3D structural matrix and stabilizes the molecule making it suited for treating various ocular surface injuries via the following advantages:

- Matrix protects the ocular surface
- Residency time: adheres longer to the ocular surface
- More stable ⟶ Extends degradation time
  - Effectively a slow release of HA
- Hydrogel environment aids wound healing
  - Absorb/release water/fluid as needed ⟶ Maintains moist environment
- Higher viscosity that thins with blinking and is non blurring
- Flexible system
  - Tighter or looser network for different products
  - Option to add in other molecules



Viscosity of CMHA-S Eye Drops
Viscosity (Pa.s)
Shear rate (s⁻¹)
0.1
1
10

Real World Animal Experience

- CMHA-S has demonstrated global safety and efficacy in small animals in real world setting
  - Marketed as a highly efficacious veterinary product by Bayer Animal Health under the Remend™ brand to treat corneal wounds (0.75% concentration) and dry eye (0.4% concentration).
  - http://www.bayerdvm.com/show.aspx/remend-cross-linking-video



Remend

- JDE-003 (0.75%) – Efficacy demonstrated in masked, randomized clinical studies of corneal defects in dogs and cats
  - Ulcers healed significantly faster with 0.75% CMHA-S compared to non crosslinked HA: 21.0 vs 31.8 days in cats; 14.8 vs 18.3 days in dogs
  - (A) Cat's corneal defect that had not healed after 35 days; (B) The eye has almost completely healed after 10 days of using 0.75% CMHA-S



A
B

Finnegan Bell a 5yr old cat with a non healing corneal defect
- Pictured at 35 days (A)
- Healed after 10 days of using 0.75% CMHA-S TID (B)

JDE-003: Large Unmet Medical Need
(Eye Drop at 0.75% Concentration)

EyeGate pharma

- Addressing Large Unmet Medical Need in Corneal Repair
  - Currently no US-approved eye drop to promote corneal wound repair
  - Corneal specialists desire a product that improves/accelerates healing
- Ocular injuries resulting in corneal epithelial (surface) defects are highly prevalent
  - 18% of emergency room visits (trauma, work related injuries)
  - Military (chemical and blast injuries)
  - Diabetics with corneal wounds
  - Photorefractive Keratectomy (PRK)
- Corneal epithelial (surface) defects can lead to visual loss





Molly a 12yr. old cat with a non healing corneal defect
- after 42 days (top)
- Ulcer healing after 12 days of using 0.75% CMHA-S TID (bottom)

- **Meeting with FDA/CDRH targeted for Q3 2016 to confirm device pathway**
- **Targeting initiation of clinical trial for Q4 2016**

JDE-003: Market Size

(Eye Drop at 0.75% Concentration)

	Persistent Corneal Epithelial Defects (PCED) (Orphan)	Post-PRK (non PCED)	Moderate & Severe Dry Eye	Post Diabetic Vitrectomy (non PCED)
Addressable Population	~125,000	~75,000	~3.3MM	~600,000
# of Treatments	1 to 3	1	12	1
Size of Market	~$100	~$25	> $1 Billion	~$175

U.S. Market Size (USD)	> $1 Billion

Market Expansion: post corneal transplant, corneal abrasions, diabetic neutrophic ulcers, Herpes (simplex & zoster), corneal trauma

Thicker Formulations (2 Versions)

Research Funded by Grants

1. **DoD SBIR Grant:** Phase 2 Status (funding in place through 8/2017)
   - **Ocular Surface Shield:** A sterile, field-stable product that is easily applied to immediately protect and promote healing of the ocular surface
   - **Design:** A thin film, contoured to the shape of the globe/ocular surface, that will remain in place during the healing process; prevent adhesions and be able to deliver medications topically
   - **Desired Properties of the Film:**
     - Easy to place, requiring no sutures or glue
     - Allows for immediate stabilization of the eye following trauma
     - Remains in place during the initial healing process, and up to 7 days
     - Promotes ocular tissue repair
     - Prevents adhesions and scar formation between the globe and the conjunctiva
     - Improved version of biologic "Amniotic Membranes"





Thicker Formulations (2 Versions)

Research Funded by Grants

2. NSF SBIR Grant

- **Films:** Topical sustained-release delivery of antibiotic for bacterial keratitis/conjunctivitis
  - Safety and tolerability study in NZW rabbits
  - Engineered using a Finite computational model
  - Films molded 3 mm x 10.5 mm x 100 um when hydrated
  - Assessing seven days of retention



100ul
125ul
150ul



Thicker film, Release in 100 ul PBS
Cumulative Release (µg)
200
150
100
50
0
0 1 2 3 4 5 6 7 8 9 10 11
Time (Day)
150 ug Besi
75 ug Besi

Released amount at each assay point

	0 h	1 h	2 h	D1	D2	D3	D4	D5	D6	D7	D8	D9	D10	D11	D12
150 ug film	19.3	21.6	13.5	20.2	14.3	10.5	15.0	16.6	14.1	10.8	1.5	7.2	3.9	1.5	0.4
75 ug film	17.2	19.9	14.9	17.4	4.1	2.8	3.6	3.7	1.0						

Potential Intraocular Applications

- Vitreous is composed of water and hyaluronic acid
  - CMHA-S degraded very slowly in this environment
  - CMHA-S appears to be highly biocompatible in the vitreous
- Intravitreal extended/sustained release
  - Unmet need to decrease frequency of injection
  - Ideal for extended release of proteins
- Wide Range of Proteins Released from CMHA-S
  - Prestwich et al. loaded films with 25 ng VEGF and keratinocyte growth factor (KGF)
    - Strong angiogenic response achieved in vivo (mouse)
    - Resulted in microvessel growth and tubule networks filled with erythrocytes at Day 7 & 14
  - Lui and Prestwich et al. loaded basic Fibroblast Growth Factor (20 µg) into HyStem films
    - Demonstrated sustained bFGF delivery and improved dermal wound healing in diabetic mice at 4 weeks > HyStem polymer alone

Investment Highlights

- **Ophthalmology company (NASDAQ: EYEG)**
- **Two unique and proprietary platforms:**
  - EyeGate® II Delivery System (EGDS): iontophoretic delivery
  - CMHA-S platform: cross-linked thiolated hyaluronic acid
- **EGP-437/EGDS: NDA submission mid-2017**
  - Anterior Uveitis: Ongoing Phase 3 confirmatory trial
    - Licensed to Valeant Pharmaceuticals (Bausch + Lomb)
  - Cataract Surgery: Encouraging interim data from Ph 1b/2a trial
  - Macular Edema: Non-invasive delivery to retina confirmed with interim data
- **JDE-003: eye drop formulation of CMHA-S (0.75% concentration)**
  - Pre-Submission meeting with FDA planned Q3/Q4 2016, in clinic by year-end
  - Huge opportunity addressing large unmet medical need in corneal wound healing